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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: July 14, 2000

                Date of earliest event reported: July 12, 2000



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                            PAINE WEBBER GROUP INC.

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            (Exact name of registrant as specified in its charter)


         Delaware                        1-7367                  13-2760086
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                       Identification No.)

             1285 Avenue of the Americas, New York, New York 10019
              (Address of principal executive offices) (Zip Code)

                                (212) 713-2000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)



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Item 5.           Other Events.

          On July 12, 2000, Paine Webber Group Inc., UBS AG and Neptune Merger Subsidiary, Inc., a wholly owned subsidiary of UBS AG, entered into an Agreement and Plan of Merger (the "Merger Agreement").

          Attached hereto, and incorporated herein by reference in its entirety, as Exhibit 99.1 is a copy of the Merger Agreement.


Item 7.           Exhibits.

Exhibit No.                    Description

   99.1 Agreement and Plan of Merger, dated as of July 12, 2000, among Paine Webber Group Inc., UBS AG and Neptune Merger Subsidiary, Inc.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        PAINE WEBBER GROUP INC.


                                        By /s/ F. Daniel Corkery
                                           ---------------------------
                                           Name:  F. Daniel Corkery
                                           Title: Vice President



Date: July 14, 2000


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                               INDEX TO EXHIBITS


Exhibit No.                  Description

   99.1 Agreement and Plan of Merger, dated as of July 12, 2000, among Paine Webber Group Inc., UBS AG and Neptune Merger Subsidiary, Inc.